PROSPECTUS SUPPLEMENT -- February 24, 2003*

AXP(R) Federal Income Fund (July 30, 2002) S-6042-99 W

AXP(R) U.S. Government Mortgage Fund (July 30, 2002) S-6245-99 C

The information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The team that manages the Fund's portfolio is led by:

   Scott Kirby, Portfolio Manager

   o  Leader of the structured assets team.

   o  Joined AEFC in 1979, left in 1985 and returned in 1987.

   o  Began investment career in 1979.

   o  MBA, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

(the rest of the section remains unchanged)



S-6042-2A (2/03)
*Valid until next prospectus update

Destroy July 30, 2003